EXHIBIT 32.1

CERTIFICATION

Mark McDade, Chief Executive Officer, and George T. Jue, Vice President, Finance and Corporate Controller of PDL BioPharma, Inc. (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1) the Annual Report on Form 10-K for the fiscal year ended December 31, 2005 of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to the Securities and Exchange Commission or its staff upon request.

Dated: March 16, 2006

By:

/S/ MARK MCDADE
Mark McDade
Chief Executive Officer

/S/ GEORGE T. JUE
George T. Jue
Vice President, Finance and Corporate Controller
(Principal Accounting Officer)